This is filed pursuant to 497(e).
File Nos. 33-8818 and 811-9176.

ALLIANCEBERNSTEIN INVESTMENT RESEARCH
AND MANAGEMENT [LOGO] SM

          ALLIANCEBERNSTEIN SELECT INVESTOR SERIES, INC.
           --Small Cap Growth Portfolio
-----------------------------------------------------------------

Supplement dated April 24, 2003 to the Prospectus dated March 31,
2003 of the Small Cap Growth Portfolio (the "Portfolio") of
AllianceBernstein Select Investor Series, Inc. (the "Company").

At a meeting of the Board of Directors (the "Board") of the Company on April 17, 2003, the Board approved, and determined to recommend to shareholders for their approval, the proposed liquidation and termination of the Portfolio. Shareholders will be asked to consider and approve the termination of the Portfolio at a Special Meeting to be held on or about June 20, 2003. Sales of the Portfolio's shares have been suspended pending the shareholder meeting.

You should retain this Supplement with your Prospectus for future reference.

-----------------------
SM This is a registered mark used under license from the owner, AllianceBernstein Investment Research and Management, Inc.




00250.0251 #400260